EXHIBIT 3ii

            BY-LAWS OF REGISTRANT -- INCORPORATED HEREIN
           BY REFERENCE AND FILED AS EXHIBIT D TO THE PROXY
               STATEMENT/PROSPECTUS INCLUDED IN THIS
                      REGISTRATION STATEMENT